Note 17 - Common Stock	12 Months Ended
Dec. 31, 2025
Notes to Financial Statements
Equity [Text Block]
17.	Common Stock

As per the Company’s Amended and Restated Articles of Incorporation, the Company is authorized to issue 200,000,000 shares of common stock, par value $0.03 per share.

Each outstanding share of common stock is entitled to one vote, either in person or by proxy, on all matters that may be voted upon by their holders at meetings of the shareholders. Subject to preferences that may be applicable to any outstanding preferred shares, holders of the Company’s common stock (i) have equal ratable rights to dividends from funds legally available therefore, if declared by the Board of Directors; (ii) are entitled to share ratably in all of the Company’s assets available for distribution upon liquidation, dissolution or winding up; and (iii) do not have preemptive, subscription or conversion rights or redemption or sinking fund provisions. All issued shares of the Company’s common stock when issued will be fully paid for and non-assessable. The rights, preferences and privileges of holders of common shares are subject to the rights of the holders of any preferred shares which the Company has issued or may issue in the future.

In May 2022, the Company’s Board of Directors approved a share repurchase program for up to a total of $20 million of the Company's common stock. The original repurchase program approved in May 2022 had an initial duration of 12 months. It was extended in May 2023 for an additional 12-month period then in May 2024 for another 12-month period and again in May 2025 for another year. Share repurchases will be made from time to time for cash in open market transactions at prevailing market prices or in privately negotiated transactions. The timing and amount of purchases under the program will be determined by management based upon market conditions and other factors. The program does not require the Company to purchase any specific number or amount of shares and may be suspended or reinstated at any time at the Company's discretion and without notice.   During the year ended December 31, 2023, the Company repurchased under its share repurchase program and cancelled 162,375 shares of common stock, in open market transactions, for an aggregate consideration of approximately $3.15 million. During the year ended December 31, 2024, the Company repurchased under its share repurchase program and cancelled 24,744 shares of common stock, in open market transactions, for an aggregate consideration of approximately $1.07 million. During the year ended December 31, 2025, the Company repurchased under its share repurchase program and cancelled 55,006 shares of common stock, in open market transactions, for an aggregate consideration of approximately $2.12 million.

In addition, during the years ended December 31, 2023, 2024 and 2025, the Company issued 60,500 common shares, 60,100 common shares and 63,350 common shares, respectively, to the Company’s directors and officers and employees of the Manager in connection with its equity incentive plans (Note 12).

In May 2022, the Board of Directors reinstated the Company’s common stock dividend plan. In the year ended December 31, 2023 the Company declared a dividend of $0.50 per share of common stock in each of February, May, August and November that were respectively paid in March, June, September and December 2023, amounting to $14.02 million. In the year ended December 31, 2024 the Company declared a dividend of $0.60 per share of common stock in each of February, May, August and November that were respectively paid in March, June, September and December 2024, amounting to $16.86 million. For the year ended December 31, 2025, the Company declared dividends on its common stock totaling $18.98 million. Dividends of $0.65 per share were declared in February and June 2025 and paid in March and July 2025, respectively. Additionally, dividends of $0.70 per share were declared in August and November 2025 and paid in September and December 2025, respectively.